UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 31, 2006 (October 17, 2006)

THORIUM POWER, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-28535	91-1975651
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

8300 Greensboro Drive, Suite 800, McLean, VA 22102
(Address of Principal Executive Offices)

800-685-8082
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is filed to amend Item 5.02 in its entirety as follows and to include the attached Exhibits 17.3 and 17.4.  This Amendment No. 1 is being filed pursuant Section (a)(3)(iii) of Item 5.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Appointment of Directors.

On October 6, 2006, the Board of Directors of the Thorium Power, Ltd. (“Thorium Power” or the “Company”) increased the size of the board to five (5) members and appointed Jack D. Ladd and Daniel B. Magraw, Jr., as a members of the Board of Directors of the Company, effective October 23, 2006. Pursuant to terms of the Independent Director’s Contracts, dated October 23, 2006, between Mr. Ladd and the Company (the “Ladd Director Contract”), and Mr. Magraw and the Company (the “Magraw Director Contract,” and together with the Ladd Director Contract, the “Director Contracts”) Mr. Ladd and Mr. Magraw will each receive a fee of $20,000 per year in cash, as well as such number of restricted shares, issued quarterly, equal to $5,000 each quarter, to be paid to each Director for the respective quarter based on the average closing price of the Company’s common stock, as quoted on the trading market on which the Company’s securities are traded, over the thirty (30) day period prior to the first day of the applicable quarter. Additionally, the Director Contracts grant to Messrs. Ladd and Magraw for each year of service on the Board of Directors non-qualified options to purchase up to 500,000 shares of the common stock of the Company (the “Director Options”), which shall vest with respect to 13,889 shares on November 23, 2006 and the remaining 486,111 shares will subsequently vest in equal monthly installments of 13,889 shares on each one month anniversary of the grant until all shares underlying the Director Options have vested. This brief description of the terms of the Director Contracts and the Director Options is qualified by reference to the provisions of the respective agreements, attached to this report as Exhibits 10.1 and 10.2, respectively.

Jack D. Ladd is the Director of the John Ben Shepperd Leadership Institute of the University of Texas, Permian Basin. He has held this position since September 2004. Prior to that time, Mr. Ladd was a practicing attorney with the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., in Midland, Texas for 28 years. Mr. Ladd is currently the Chairman of the Texas State Securities Board. Mr. Ladd has almost three decades of experience in public affairs, law, governance, and public service. As a practicing attorney, he has served on numerous civic, educational, religious and governmental boards and committees. He holds the Doctor of Jurisprudence degree from The University of Texas in Austin and a B.A. from the University of Texas in Austin.

Daniel B. Magraw, Jr. is a leading expert on international environmental law and policy. Mr. Magraw is President and CEO of the Center for International Environmental Law (CIEL). He has held this position since 2001. From 1992-2001, he was Director of the International Environmental Law Office of the US Environmental Protection Agency. He is a member of the U.S. Department of State Study Group on International Business Transactions and was Chair of the 15,000-member Section of International Law and Practice of the American Bar Association. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978-1983. Mr. Magraw is a widely-published author in the field of international environmental law. He is a graduate of Harvard University and the University of California, Berkeley Law School. Since 1996, Mr. Magraw has been a member of the board of directors of Thorium Power Inc., which is now a wholly-owned subsidiary of the Company.

Departure of Director and Principal Officer.

Effective on October 17, 2006, Cornelius J. Milmoe resigned from the Board of Directors of the Company. Mr. Milmoe was not a member of any committee of the Board of Directors at the time of his resignation. Mr. Milmoe has presented the Company with correspondence related to his resignation, and the Company has attached such correspondence hereto as exhibit 17.1. Additionally, the Company has responded to Mr. Milmoe’s correspondence and summarized the circumstances that led to Mr. Milmoe’s resignation in a memorandum attached hereto as exhibit 17.2.

Additionally, on October 17, 2006, Mr. Milmoe was removed from the position of Chief Operating Officer of the Company. The Company has retained an outside firm to aid in the search for Mr. Milmoe’s replacement.

On October 27, 2006, the Company received a letter from Mr. Milmoe, responding to the information presented by the Company in Item 5.02 of this Current Report on Form 8-K initially filed on October 23, 2006. A copy of Mr. Milmoe’s letter is attached hereto as Exhibit 17.3. Additionally, the Company has responded to Mr. Milmoe’s October 27, 2006 letter and attached the response hereto as Exhibit 17.4.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

ITEM 9. Financial Statements and Exhibits

(d) Exhibits

10.1
Independent Director’s Contract, dated October 23, 2006, between Thorium Power, Ltd. and Jack D. Ladd (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 23, 2006 in File No. 000-28535).

10.2
Independent Director’s Contract, dated October 23, 2006, between Thorium Power, Ltd. and Daniel B. Magraw, Jr. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on October 23, 2006 in File No. 000-28535).

17.1	Statement from Cornelius J. Milmoe regarding the circumstances surrounding his departure from Thorium Power, Ltd.
17.2	Statement from Thorium Power, Ltd. regarding the circumstances surrounding the departure of Cornelius J. Milmoe.
17.3	Supplemental Statement from Cornelius J. Milmoe dated October 27, 2006.
17.4	Supplemental Statement from Thorium Power, Ltd. dated October 30, 2006.
99.1	Press Release, dated October 23, 2006 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on October 23, 2006 in File No. 000-28535).
99.2	Press Release, dated October 23, 2006 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K, filed on October 23, 2006 in File No. 000-28535).
99.3	Press Release, dated October 17, 2006 (incorporated by reference to Exhibit 99.3 to the Company’s Current Report on Form 8-K, filed on October 23, 2006 in File No. 000-28535).

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thorium Power, Ltd.

Date: October 31, 2006

/s/ Seth Grae

President and Chief Executive Office